Exhibit 99.1

APERGY CORPORATION

LETTER OF TRANSMITTAL

OFFER TO EXCHANGE

$300,000,000 AGGREGATE PRINCIPAL AMOUNT OF ITS 6.375% SENIOR NOTES DUE 2026 AND THE RELATED SUBSIDIARY GUARANTEES, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR ANY AND ALL OF ITS OUTSTANDING 6.375% SENIOR NOTES DUE 2026 AND THE RELATED SUBSIDIARY GUARANTEES

THE EXCHANGE OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON                    ,         (THE “EXPIRATION DATE”) UNLESS THE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE

The Exchange Agent for the Exchange Offer is:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By Mail, Overnight Courier or Hand Delivery: Wells Fargo Bank, National Association Corporate Trust Operations MAC N9300-070 600 South Fourth Street Minneapolis, Minnesota 55402	By Facsimile Transmission (eligible institutions only): 1-877-407-4679 To Confirm by Telephone: 1-800-344-5128

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

The undersigned acknowledges receipt of the Prospectus dated                     , 2018 (as it may be amended or supplemented from time to time, the “Prospectus”) of Apergy Corporation, a Delaware corporation (the “Company”), and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Company’s offer (the “Exchange Offer”) to exchange $300,000,000 aggregate principal amount of 6.375% Senior Notes due 2026 and the related subsidiary guarantees (the “Exchange Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for any and all of its outstanding 6.375% Senior Notes due 2026 and the related subsidiary guarantees (the “Outstanding Notes”).

Holders of Outstanding Notes should complete this Letter of Transmittal either if Outstanding Notes are to be forwarded herewith or if tenders of Outstanding Notes are to be made by book-entry transfer to an account maintained by the Exchange Agent at the book-entry transfer facility specified by the holder pursuant to the procedures set forth in “The Exchange Offer—Book-Entry Delivery Procedures” and “The Exchange Offer—Procedures for Tendering Outstanding Notes” in the Prospectus and an “Agent’s Message” is not delivered. If tender is being made by book-entry transfer, the holder must have an Agent’s Message delivered in lieu of this Letter of Transmittal.

For each Outstanding Note accepted for exchange, the holder of such Outstanding Note will receive an Exchange Note having a principal amount equal to that of the surrendered Outstanding Note. The Exchange Notes will accrue interest at a rate of 6.375% per annum, payable on May 1 and November 1 of each year.

Unless the context otherwise requires, the term “holder” for purposes of this Letter of Transmittal means any person in whose name Outstanding Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Outstanding Notes are held of record by The Depository Trust Company (“DTC”).

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT, WHOSE ADDRESS AND TELEPHONE NUMBER APPEAR ON THE FRONT PAGE OF THIS LETTER OF TRANSMITTAL.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action that the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS

CAREFULLY BEFORE CHECKING ANY BOX BELOW.

List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts of Outstanding Notes should be listed on a separate signed schedule affixed hereto.

All Tendering Holders Complete Box 1:

Box 1*

Description of Outstanding Notes Tendered Herewith
Name(s) and Address(es) of Registered Holder(s) (Please Fill in, if Blank, Exactly as Name(s) Appear(s) on Certificate(s))		Certificate or Registration Number(s) of Outstanding Notes**	Aggregate Principal Amount Represented by Outstanding Notes	Aggregate Principal Amount of Outstanding Notes Being Tendered***

Total:

* If the space provided is inadequate, list the certificate numbers and principal amount of Outstanding Notes on a separate signed schedule and attach the list to this Letter of Transmittal.

** Need not be completed by book-entry holders.

*** All tenders must be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. Unless otherwise indicated in this column, the holder will be deemed to have tendered the full aggregate principal amount represented by such
Outstanding Notes. See instruction 2.

Box 2

Book-Entry Transfer

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

Holders of Outstanding Notes that are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute the tender through DTC’s Automated Tender Offer Program (“ATOP”). DTC participants that are accepting the Exchange Offer must transmit their acceptances to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance in which the holder of the Outstanding Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, and the DTC participant confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Each DTC participant transmitting an acceptance of the Exchange Offer through the ATOP procedures will be deemed to have agreed to be bound by the terms of this Letter of Transmittal. Delivery of an Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message.

Box 3

Return of Non-Exchanged Outstanding Notes

Tendered by Book-Entry Transfer

☐	CHECK HERE IF OUTSTANDING NOTES TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OUTSTANDING NOTES ARE TO BE RETURNED BY CREDITING THE ACCOUNT NUMBER SET FORTH ABOVE.

Box 4

Participating Broker-Dealer

☐

CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OUTSTANDING NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE TEN (10) ADDITIONAL COPIES OF THE PROSPECTUS AND OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not an affiliate of the Company within the meaning of Rule 405 under the Securities Act, it is acquiring the Exchange Notes in the ordinary course of business and is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale or transfer of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to Outstanding Notes acquired other than as a result of market-making activities or other trading activities. Any broker-dealer who purchased Outstanding Notes from the Company to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of the Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Outstanding Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Notes as are being tendered herewith.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company, in connection with the Exchange Offer) with respect to the tendered Outstanding Notes, with full power of substitution and resubstitution (such power of attorney being deemed an irrevocable power coupled with an interest) to (a) deliver certificates representing such Outstanding Notes, or transfer ownership of such Outstanding Notes on the account books maintained by the book-entry transfer facility specified by the holder(s) of the Outstanding Notes, together, in each such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (b) present and deliver such Outstanding Notes for transfer on the books of the Company and (c) receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Outstanding Notes, all in accordance with the terms of the Exchange Offer.

The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, exchange, assign and transfer the Outstanding Notes tendered hereby, (b) when such tendered Outstanding Notes are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and (c) the Outstanding Notes tendered for exchange are not subject to any adverse claims or proxies when accepted by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Outstanding Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Outstanding Notes nor any such other person is engaged in or intends to engage in, nor has an arrangement or understanding with any person to participate in, the distribution (within the meaning of the Securities Act) of such Exchange Notes, and that neither the holder of such Outstanding Notes nor any such other person is an “affiliate,” as such term is defined in Rule 405 under the Securities Act, of the Company. If the undersigned is a broker-dealer that will receive the Exchange Notes for its own account in exchange for the Outstanding Notes, it represents that (1) the Outstanding Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and (2) acknowledges that it will deliver a prospectus in connection with any resale or transfer of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned also acknowledges that the Exchange Offer is being made based on the Company’s understanding of an interpretation by the staff of the Securities and Exchange Commission (the “SEC”) as set forth in no-action letters issued to third parties, including Morgan Stanley & Co. Incorporated (available June 5, 1991), Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the SEC’s letter to Shearman & Sterling, dated July 2, 1993, or similar no-action letters, that the Exchange Notes issued in exchange for the Outstanding Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by each holder thereof (other than a broker-dealer who acquires such Exchange Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder’s business and such holder is not engaged in, and does not intend to engage in, a distribution of such Exchange Notes and has no arrangement or understanding with any person to participate in the distribution of such Exchange Notes. If a holder of the Outstanding Notes is an affiliate of the Company, is not acquiring the Exchange Notes in the ordinary course of its business, is engaged in or intends to engage in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (a) may not rely on the applicable interpretations of the staff of the SEC and (b) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Outstanding Notes or transfer ownership of such Outstanding Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Outstanding Notes by the Company and the issuance of Exchange Notes, in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement, dated May 3, 2018, between the Company and J.P. Morgan Securities LLC, as representatives of the initial purchasers (the “Registration Rights Agreement”), and that the Company shall have no further obligations or liabilities thereunder except as provided in Section 5 (Indemnification and Contribution) of such agreement. The undersigned will comply with its obligations under the Registration Rights Agreement.

The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption “The Exchange Offer—Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown above, promptly following the expiration or termination of the Exchange Offer. In addition, the Company may amend the Exchange Offer at any time prior to the Expiration Date if any of the conditions set forth under “The Exchange Offer—Conditions to the Exchange Offer” occur.

All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, administrators, trustees in bankruptcy and legal representatives of the undersigned. Tendered Outstanding Notes may be withdrawn at any time prior to the Expiration Date in accordance with the procedures set forth in the terms of this Letter of Transmittal.

Unless otherwise indicated herein in the box entitled “Special Registration Instructions” below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing the Outstanding Notes for any Outstanding Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of the Outstanding Notes, please credit the account indicated above. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Exchange Notes (and, if applicable, substitute certificates representing the Outstanding Notes for any Outstanding Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Outstanding Notes Tendered Herewith.”

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OUTSTANDING NOTES TENDERED HEREWITH” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX.

Box 5

SPECIAL REGISTRATION INSTRUCTIONS

(See Instructions 4 and 5)

To be completed ONLY if certificates for the Outstanding Notes not tendered and/or certificates for the Exchange Notes are to be issued in the name of someone other than the registered holder(s) of the Outstanding Notes whose name(s) appear(s) above.

Issue: ☐	Outstanding Notes not tendered to:

☐	Exchange Notes to:

Name(s):
(Please Print or Type)
Address:
(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

Box 6

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 4 and 5)

To be completed ONLY if certificates for the Outstanding Notes not tendered and/or certificates for the Exchange Notes are to be sent in the name of someone other than the registered holder(s) of the Outstanding Notes whose name(s) appear(s) above.

Send: ☐	Outstanding Notes not tendered to:

☐	Exchange Notes to:

Name(s):
(Please Print or Type)
Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

Box 7

TENDERING HOLDER(S) SIGN HERE

(Complete accompanying IRS Form W-9)

Must be signed by the registered holder(s) (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Outstanding Notes) of the Outstanding Notes exactly as their name(s) appear(s) on the Outstanding Notes hereby tendered or by any person(s) authorized to become the registered holder(s) by properly completed bond powers or endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 4.

(Signature(s) of Holder(s))

Date:

Name(s):

(Please Type or Print)

Capacity (full title):

Address:

(Including Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

GUARANTEE OF SIGNATURE(S)
(If Required — See Instruction 4)

Authorized Signature:

Date:

Name:

Title:

Name of Firm:

Address of Firm:

(Include Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

General

Please do not send certificates for Outstanding Notes directly to the Company. Your certificates for Outstanding Notes, together with your signed and completed Letter of Transmittal and any required supporting documents, should be mailed or otherwise delivered to the Exchange Agent at the address set forth on the first page hereof. The method of delivery of Outstanding Notes, this Letter of Transmittal and all other required documents is at your sole option and risk and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight or hand delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

1. Delivery of this Letter of Transmittal and Certificates. A holder of Outstanding Notes (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Outstanding Notes) may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Outstanding Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date or (ii) complying with the procedure for book-entry transfer described below.

No alternative, conditional, irregular or contingent tenders will be accepted. Each tendering holder, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Outstanding Notes for exchange.

2. Partial Tenders; Withdrawals. Tenders of Outstanding Notes will be accepted only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. If less than the entire principal amount of Outstanding Notes evidenced by a submitted certificate is tendered, the tendering holder(s) must fill in the aggregate principal amount of Outstanding Notes tendered in the column entitled “Description of Outstanding Notes Tendered Herewith” in Box 1 above. A newly issued certificate for the Outstanding Notes submitted but not tendered will be sent to such holder promptly after the Expiration Date, unless otherwise provided in the appropriate box on this Letter of Transmittal. All Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise clearly indicated. Outstanding Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Outstanding Notes are irrevocable.

To be effective with respect to the tender of Outstanding Notes, a written notice of withdrawal (which may be by facsimile or letter) must: (i) be received by the Exchange Agent at the address for the Exchange Agent set forth above before the Company notifies the Exchange Agent that it has accepted the tender of Outstanding Notes pursuant to the Exchange Offer; (ii) specify the name of the person who tendered the Outstanding Notes to be withdrawn; (iii) identify the Outstanding Notes to be withdrawn (including the principal amount of such Outstanding Notes, or, if applicable, the certificate numbers shown on the particular certificates evidencing such Outstanding Notes and the principal amount of Outstanding Notes represented by such certificates); (iv) include a statement that such holder is withdrawing its election to have such Outstanding Notes exchanged; (v) specify the name in which any such Outstanding Notes are to be registered, if different from that of the withdrawing holder; and (vi) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee). The Exchange Agent will return the properly withdrawn Outstanding Notes promptly following receipt of notice of withdrawal. If Outstanding Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Outstanding Notes or otherwise comply with the book-entry transfer facility’s procedures. All questions as to the validity, form and eligibility of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Outstanding Notes which have been tendered for exchange but which are not accepted for exchange for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent’s account at the book entry transfer facility pursuant to the book-entry transfer procedures described above, such Outstanding Notes will be credited to an account with such book-entry transfer facility specified by the holder) promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Notes may be retendered by following one of the procedures described under the caption “The Exchange Offer—Procedures for Tendering Outstanding Notes” in the Prospectus at any time prior to the Expiration Date.

Neither the Company, the Guarantors, any affiliate or assigns of the Company, the Exchange Agent nor any other person will be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification (even if such notice is given to other persons).

3. Beneficial Owner Instructions. Only a holder of Outstanding Notes (i.e., a person in whose name Outstanding Notes are registered on the books of the registrar or, in the case of Outstanding Notes held through book-entry, such book-entry transfer facility specified by the holder), or the legal representative or attorney-in-fact of a holder, may execute and deliver this Letter of Transmittal. Any beneficial owner of Outstanding Notes who wishes to accept the Exchange Offer must arrange promptly for the appropriate holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the appropriate holder of the “Instructions to Registered Holder from Beneficial Owner” form accompanying this Letter of Transmittal.

4. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Outstanding Notes) of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the certificates (or on such security listing) without alteration, addition, enlargement or any change whatsoever.

If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of Outstanding Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal (or facsimiles thereof) as there are different registrations of Outstanding Notes.

When this Letter of Transmittal is signed by the registered holder(s) of Outstanding Notes (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Outstanding Notes) listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required. If, however, this Letter of Transmittal is signed by a person other than the registered holder(s) of the Outstanding Notes listed or the Exchange Notes are to be issued, or any untendered Outstanding Notes are to be reissued, to a person other than the registered holder(s) of the Outstanding Notes, such Outstanding Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in each case signed exactly as the name or names of the registered holder(s) appear(s) on the Outstanding Notes and the signatures on such certificates must be guaranteed by an Eligible Guarantor Institution. If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, submit proper evidence satisfactory to the Company, in its sole discretion, of such persons’ authority to so act.

Endorsements on certificates for the Outstanding Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Guarantor Institution”).

Signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution, unless Outstanding Notes are tendered: (i) by a registered holder (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Outstanding Notes) who has not completed the box entitled “Special Registration Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or (ii) for the account of an Eligible Guarantor Institution.

5. Special Registration and Delivery Instructions. Tendering holders should indicate, in the applicable Box 5 or Box 6, the name and address in/to which the Exchange Notes and/or certificates for Outstanding Notes not exchanged are to be issued or sent, if different from the name(s) and address(es) of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number or social security number of the person named must also be indicated. A holder tendering the Outstanding Notes by book-entry transfer may request that the Outstanding Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate. See Box 3.

If no such instructions are given, the Exchange Notes (and any Outstanding Notes not tendered or not accepted) will be issued in the name of and sent to the holder signing this Letter of Transmittal or deposited into such holder’s account at the applicable book-entry transfer facility.

6. Taxpayer Identification Number and Backup Withholding. Under current U.S. federal income tax law, the Exchange Agent may be required under the backup withholding rules to withhold a portion of any payments made to certain holders of the Outstanding Notes (or other payees) under the Exchange Offer. To avoid such backup withholding (currently imposed at a rate of 24%), each tendering holder that is a “United States person” for U.S. federal income tax purposes must timely provide the Exchange Agent with such tendering holder’s correct taxpayer identification number (“TIN”) on Internal Revenue Service (“IRS”) Form W-9 that accompanies this Letter of Transmittal or otherwise establish a basis for exemption from backup withholding. If a tendering holder is an individual who is a U.S. citizen or resident, the TIN is generally his or her social security number. If the Exchange Agent is not provided with the correct TIN, a penalty may be imposed by the IRS and/or payments made with respect to Outstanding Notes exchanged under the Exchange Offer may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements, if done willfully, may also result in the imposition of criminal fines and penalties. See the attached IRS Form W-9 for additional information.

Certain tendering holders (generally including, among others, corporations and certain foreign persons) are exempt from these backup withholding requirements. Exempt tendering holders that are “United States persons” for U.S federal income tax purposes should furnish their TIN, provide the applicable codes in the box labeled “Exemptions,” and sign under penalties of perjury, date, and send the IRS Form W-9 to the Exchange Agent. Tendering holders that are not “United States persons” for U.S. federal income tax purposes, including entities, may qualify as exempt recipients by submitting to the Exchange Agent a properly completed IRS Form W-8BEN or W-8BEN-E (or other applicable IRS Form), signed under penalties of perjury, attesting to such tendering holder’s foreign status. The applicable IRS Form W-8 can be obtained from the Exchange Agent or downloaded from the IRS’s website at http://www.irs.gov.

If backup withholding applies, the Exchange Agent is required to withhold on any payments made to the tendering holders (or other payees). Backup withholding is not an additional tax. A tendering holder subject to the backup withholding rules may be allowed a credit of the amount withheld against such tendering holder’s U.S. federal income tax liability, and, if backup withholding results in an overpayment of tax, such tendering holder may be entitled to a refund, provided the requisite information is correctly furnished to the IRS in a timely manner.

The Company reserves the right in its sole discretion to take all necessary or appropriate measures to comply with its respective obligations regarding backup withholding.

7. Transfer Taxes. Holders who tender their Outstanding Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Outstanding Notes tendered, or if a transfer tax is imposed for any reason other than on the exchange of Outstanding Notes in connection with the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes listed in this Letter of Transmittal.

8. Waiver of Conditions. The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

9. Mutilated, Lost, Stolen or Destroyed Securities. Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed, should promptly contact the Exchange Agent at the address set forth on the first page hereof for further instructions. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been completed.

10. No Conditional Tenders; No Notice of Irregularities. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange. The Company reserves the right, in its reasonable judgment, to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Company, the subsidiary guarantors of the Exchange Notes, the Exchange Agent nor any other person is under any obligation to give such notice nor shall they incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder promptly following the Expiration Date.

11. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth on the first page hereof.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE OR COPY THEREOF (TOGETHER WITH CERTIFICATES OF OUTSTANDING NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

Form **W-9**
(Rev. October 2018)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

► Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type.
See **Specific Instructions** on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ► ________

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ►

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) ________

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN,* later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person ►** **Date ►**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*

Cat. No. 10231X Form **W-9** (Rev. 10-2018)

Form W-9 (Rev. 10-2018) Page **2**

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting*, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code*, later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships*, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code*, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018) Page 3

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C corporation, or S corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC
• LLC treated as a partnership for U.S. federal tax purposes, • LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or • LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018) Page 4 The following chart shows types of payments that may be exempt M—A tax exempt trust under a section 403(b) plan or section 457(g) from backup withholding. The chart applies to the exempt payees listed plan above, 1 through 13. Note: You may wish to consult with the financial institution requesting IF the payment is for . . . THEN the payment is exempt this form to determine whether the FATCA code and/or exempt payee for . . . code should be completed. Interest and dividend payments All exempt payees except Line 5 for 7 Enter your address (number, street, and apartment or suite number). Broker transactions Exempt payees 1 through 4 and 6 This is where the requester of this Form W-9 will mail your information through 11 and all C corporations. returns. If this address differs from the one the requester already has on S corporations must not enter an file, write NEW at the top. If a new address is provided, there is still a exempt payee code because they chance the old address will be used until the payor changes your are exempt only for sales of address in their records. noncovered securities acquired Line 6 prior to 2012. Enter your city, state, and ZIP code. Barter exchange transactions and Exempt payees 1 through 4 patronage dividends Part I. Taxpayer Identification Number (TIN) Payments over $600 required to be Generally, exempt payees Enter your TIN in the appropriate box. If you are a resident alien and reported and direct sales over 1 through 52 you do not have and are not eligible to get an SSN, your TIN is your IRS $5,0001 individual taxpayer identification number (ITIN). Enter it in the social Payments made in settlement of Exempt payees 1 through 4 security number box. If you do not have an ITIN, see How to get a TIN payment card or third party network below. If you are a sole proprietor and you have an EIN, you may enter either transactions your SSN or EIN. 1 See Form 1099-MISC, Miscellaneous Income, and its instructions. If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has 2 However, the following payments made to a corporation and one). Do not enter the disregarded entity’s EIN. If the LLC is classified as reportable on Form 1099-MISC are not exempt from backup a corporation or partnership, enter the entity’s EIN. withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and Note: See What Name and Number To Give the Requester, later, for payments for services paid by a federal executive agency. further clarification of name and TIN combinations. Exemption from FATCA reporting code. The following codes identify How to get a TIN. If you do not have a TIN, apply for one immediately. payees that are exempt from reporting under FATCA. These codes To apply for an SSN, get Form SS-5, Application for a Social Security apply to persons submitting this form for accounts maintained outside Card, from your local SSA office or get this form online at of the United States by certain foreign financial institutions. Therefore, if www.SSA.gov. You may also get this form by calling 1-800-772-1213. you are only submitting this form for an account you hold in the United Use Form W-7, Application for IRS Individual Taxpayer Identification States, you may leave this field blank. Consult with the person Number, to apply for an ITIN, or Form SS-4, Application for Employer requesting this form if you are uncertain if the financial institution is Identification Number, to apply for an EIN. You can apply for an EIN subject to these requirements. A requester may indicate that a code is online by accessing the IRS website at www.irs.gov/Businesses and not required by providing you with a Form W-9 with “Not Applicable” (or clicking on Employer Identification Number (EIN) under Starting a any similar indication) written or printed on the line for a FATCA Business. Go to www.irs.gov/Forms to view, download, or print Form exemption code. W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 A—An organization exempt from tax under section 501(a) or any business days. individual retirement plan as defined in section 7701(a)(37) If you are asked to complete Form W-9 but do not have a TIN, apply B—The United States or any of its agencies or instrumentalities for a TIN and write “Applied For” in the space for the TIN, sign and date C—A state, the District of Columbia, a U.S. commonwealth or the form, and give it to the requester. For interest and dividend possession, or any of their political subdivisions or instrumentalities payments, and certain payments made with respect to readily tradable D—A corporation the stock of which is regularly traded on one or instruments, generally you will have 60 days to get a TIN and give it to more established securities markets, as described in Regulations the requester before you are subject to backup withholding on section 1.1472-1(c)(1)(i) payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until E—A corporation that is a member of the same expanded affiliated you provide your TIN to the requester. group as a corporation described in Regulations section 1.1472-1(c)(1)(i) Note: Entering “Applied For” means that you have already applied for a F—A dealer in securities, commodities, or derivative financial TIN or that you intend to apply for one soon. instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United Caution: A disregarded U.S. entity that has a foreign owner must use States or any state the appropriate Form W-8. G—A real estate investment trust Part II. Certification H—A regulated investment company as defined in section 851 or an To establish to the withholding agent that you are a U.S. person, or entity registered at all times during the tax year under the Investment resident alien, sign Form W-9. You may be requested to sign by the Company Act of 1940 withholding agent even if item 1, 4, or 5 below indicates otherwise. I—A common trust fund as defined in section 584(a) For a joint account, only the person whose TIN is shown in Part I J—A bank as defined in section 581 should sign (when required). In the case of a disregarded entity, the K—A broker person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier. L—A trust exempt from tax under section 664 or described in section 4947(a)(1) Signature requirements. Complete the certification as indicated in items 1 through 5 below.    Form W-9 (Rev. 10-2018) Page 5 1. Interest, dividend, and barter exchange accounts opened For this type of account: Give name and EIN of: before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the 14. Account with the Department of The public entity certification. Agriculture in the name of a public entity (such as a state or local 2. Interest, dividend, broker, and barter exchange accounts government, school district, or opened after 1983 and broker accounts considered inactive during prison) that receives agricultural 1983. You must sign the certification or backup withholding will apply. If program payments you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the 15. Grantor trust filing under the Form The trust certification before signing the form. 1041 Filing Method or the Optional 3. Real estate transactions. You must sign the certification. You may Form 1099 Filing Method 2 (see cross out item 2 of the certification. Regulations section 1.671-4(b)(2)(i)(B)) 4. Other payments. You must give your correct TIN, but you do not 1 List first and circle the name of the person whose number you furnish. have to sign the certification unless you have been notified that you If only one person on a joint account has an SSN, that person’s number have previously given an incorrect TIN. “Other payments” include must be furnished. payments made in the course of the requester’s trade or business for 2 Circle the minor’s name and furnish the minor’s SSN. rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to 3 You must show your individual name and you may also enter your a nonemployee for services, payments made in settlement of payment business or DBA name on the “Business name/disregarded entity” card and third party network transactions, payments to certain fishing name line. You may use either your SSN or EIN (if you have one), but the boat crew members and fishermen, and gross proceeds paid to IRS encourages you to use your SSN. attorneys (including payments to corporations). 4 List first and circle the name of the trust, estate, or pension trust. (Do 5. Mortgage interest paid by you, acquisition or abandonment of not furnish the TIN of the personal representative or trustee unless the secured property, cancellation of debt, qualified tuition program legal entity itself is not designated in the account title.) Also see Special payments (under section 529), ABLE accounts (under section 529A), rules for partnerships, earlier. IRA, Coverdell ESA, Archer MSA or HSA contributions or *Note: The grantor also must provide a Form W-9 to trustee of trust. distributions, and pension distributions. You must give your correct Note: If no name is circled when more than one name is listed, the TIN, but you do not have to sign the certification. number will be considered to be that of the first name listed. What Name and Number To Give the Requester Secure Your Tax Records From Identity Theft For this type of account: Give name and SSN of: Identity theft occurs when someone uses your personal information 1. Individual The individual such as your name, SSN, or other identifying information, without your 2. Two or more individuals (joint The actual owner of the account or, if permission, to commit fraud or other crimes. An identity thief may use account) other than an account combined funds, the first individual on your SSN to get a job or may file a tax return using your SSN to receive maintained by an FFI the account1 a refund. 3. Two or more U.S. persons Each holder of the account To reduce your risk: (joint account maintained by an FFI) • Protect your SSN, The minor2 • Ensure your employer is protecting your SSN, and 4. Custodial account of a minor (Uniform Gift to Minors Act) • Be careful when choosing a tax preparer. 5. a. The usual revocable savings trust The grantor-trustee1 If your tax records are affected by identity theft and you receive a (grantor is also trustee) notice from the IRS, respond right away to the name and phone number b. So-called trust account that is not The actual owner1 printed on the IRS notice or letter. a legal or valid trust under state law 6. Sole proprietorship or disregarded 3 If your tax records are not currently affected by identity theft but you The owner think you are at risk due to a lost or stolen purse or wallet, questionable entity owned by an individual credit card activity or credit report, contact the IRS Identity Theft Hotline 7. Grantor trust filing under Optional The grantor* at 1-800-908-4490 or submit Form 14039. Form 1099 Filing Method 1 (see For more information, see Pub. 5027, Identity Theft Information for Regulations section 1.671-4(b)(2)(i) Taxpayers. (A)) Victims of identity theft who are experiencing economic harm or a For this type of account: Give name and EIN of: systemic problem, or are seeking help in resolving tax problems that 8. Disregarded entity not owned by an The owner have not been resolved through normal channels, may be eligible for individual Taxpayer Advocate Service (TAS) assistance. You can reach TAS by 9. A valid trust, estate, or pension trust Legal entity4 calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059. 10. Corporation or LLC electing The corporation Protect yourself from suspicious emails or phishing schemes. corporate status on Form 8832 or Phishing is the creation and use of email and websites designed to Form 2553 mimic legitimate business emails and websites. The most common act 11. Association, club, religious, The organization is sending an email to a user falsely claiming to be an established charitable, educational, or other tax- legitimate enterprise in an attempt to scam the user into surrendering exempt organization private information that will be used for identity theft. 12. Partnership or multi-member LLC The partnership 13. A broker or registered nominee The broker or nominee

Form W-9 (Rev. 10-2018) Page 5

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:	Give name and EIN of:
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships,* earlier.

***Note:** The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

Form W-9 (Rev. 10-2018) Page 6 The IRS does not initiate contacts with taxpayers via emails. Also, the Privacy Act Notice IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access Section 6109 of the Internal Revenue Code requires you to provide your information for their credit card, bank, or other financial accounts. correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or If you receive an unsolicited email claiming to be from the IRS, certain other income paid to you; mortgage interest you paid; the forward this message to phishing@irs.gov. You may also report misuse acquisition or abandonment of secured property; the cancellation of of the IRS name, logo, or other IRS property to the Treasury Inspector debt; or contributions you made to an IRA, Archer MSA, or HSA. The General for Tax Administration (TIGTA) at 1-800-366-4484. You can person collecting this form uses the information on the form to file forward suspicious emails to the Federal Trade Commission at information returns with the IRS, reporting the above information. spam@uce.gov or report them at www.ftc.gov/complaint. You can Routine uses of this information include giving it to the Department of contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). Justice for civil and criminal litigation and to cities, states, the District of If you have been the victim of identity theft, see www.IdentityTheft.gov Columbia, and U.S. commonwealths and possessions for use in and Pub. 5027. administering their laws. The information also may be disclosed to other Visit www.irs.gov/IdentityTheft to learn more about identity theft and countries under a treaty, to federal and state agencies to enforce civil how to reduce your risk. and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.